Exhibit 99.1

1 November/December 2018 Investor Presentation

2 Safe Harbor During the course of this presentation the Company will be making forward - looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995 ) that are based on our current expectations, beliefs and assumptions about the industry and markets in which US Ecology, Inc . and its subsidiaries operate . Such statements may include, but are not limited to, statements regarding our financial and operating results, strategic objectives and means to achieve those objectives, the amount and timing of capital expenditures, repurchases of its stock under approved stock repurchase plans, the amount and timing of interest expense, the likelihood of our success in expanding our business, financing plans, budgets, working capital needs and sources of liquidity . Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by US Ecology, EQ and their respective subsidiaries, conditions affecting our customers and suppliers, competitor responses to our products and services, the overall market acceptance of such products and services, the integration and performance of acquisitions (including the acquisition of EQ) and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission . For information on other factors that could cause actual results to differ materially from expectations, please refer to US Ecology, Inc . 's December 31 , 2017 Annual Report on Form 10 - K and other reports filed with the Securities and Exchange Commission . Many of the factors that will determine the Company's future results are beyond the ability of management to control or predict . Readers should not place undue reliance on forward - looking statements, which reflect management's views only as of the date such statements are made . The Company undertakes no obligation to revise or update any forward - looking statements, or to make any other forward - looking statements, whether as a result of new information, future events or otherwise . Important assumptions and other important factors that could cause actual results to differ materially from those set forth in the forward - looking information include the replacement of non - recurring event clean - up projects, a loss of a major customer, our ability to permit and contract for timely construction of new or expanded disposal cells, our ability to renew our operating permits or lease agreements with regulatory bodies, loss of key personnel, compliance with and changes to applicable laws, rules, or regulations, failure to realize anticipated benefits and operational performance from acquired operations, access to insurance, surety bonds and other financial assurances, a deterioration in our labor relations or labor disputes, our ability to perform under required contracts, adverse economic or market conditions, government funding or competitive pressures, incidents or adverse weather conditions that could limit or suspend specific operations, access to cost effective transportation services, fluctuations in foreign currency markets, lawsuits, our willingness or ability to repurchase shares or pay dividends, implementation of new technologies, limitations on our available cash flow as a result of our indebtedness and our ability to effectively execute our acquisition strategy and integrate future acquisitions .

3 US Ecology Overview Vision: To be the premier provider of comprehensive environmental services. • Fully Integrated North American Environmental Services Provider • $11 Billion Hazardous Waste Market • $1 Billion Radioactive Waste • $14 Billion Field and Industrial Services • Highly Regulated Industry • Strategic Landfill Assets and Permitted Facilities • Broad Geographic Reach • Industry Expertise and Execution Track Record • Diverse, Blue Chip Customer Base across a Broad Range of Industries • High Proportion of Recurring Revenue Limits Cyclicality • Meaningful Operating Leverage • Strong Balance Sheet • Commitment to Health, Safety and the Environment • Drivers: Regulation, Industrial Economy, Government/ Superfund • Pipeline of Organic Growth Initiatives • Pursue Selective High Quality Strategic Acquisitions $25 Billion (1) Environmental Services Industry Considerable Barriers to Entry Positioned for Growth Strong Operational and Financial Metrics (1) Source: Environmental Business Journal, Volume XXIX October 2016

4 Stablex facility acquired Grand View, ID facility acquired 2001 2008 Thermal recycling services opened 1984 1952 1965 Founded as Nuclear Engineering Company America’s second LLRW disposal facility ( Richland, WA) opened 1968 First hazardous waste services facility opened (Sheffield, IL) 1962 America’s first licensed LLRW disposal facility (Beatty, NV) 1973 Opened Robstown, TX hazardous waste disposal cells 2007 2005 Changed name to US Ecology, Inc. 2010 American Ecology Corp. IPO 1970 Opened Beatty, NV hazardous waste disposal cells 1975 1976 The Resource Conservation & Recovery Act (RCRA) and Toxic Substances Control Act (TSCA) was passed Upgraded infrastructure at Texas, Nevada and Idaho; Added rail fleet 2012 Dynecol Acquired US Ecology has six decades of experience, adding new sites and expanding its unique and comprehensive mix of environmental services 2014 EQ Acquired; US Ecology is nationwide; Field & Industrial Services added 4 2018 Acquired facilities: Tilbury, ON Vernon, CA Divested Allstate PowerVac 2015 History and Growth ES&H Dallas Acquired ; Emergency & Spill Response Services added 2016

5 Broad Scope of Environmental Services Retail Hazardous Waste Logistics Industrial Cleaning & Maintenance In - Plant Total Waste Management Terminal Services Petroleum Services Airport Environmental Services Remediation & Construction Emergency Response Household Hazardous Waste Collection Lab - Pack TSDFs / Brokers Other Environmental Services Companies Truck & Rail Services Treatment, Storage & Disposal Facilities (“TSDFs”) Wastewater Treatment Facilities Mobile Recycling Operation Hazardous Landfill Solvent Recycling Oil Recycling Incineration Fuel Blending Non - Haz Landfill Cement Kiln Waste - to - Energy Sourcing from Intermediaries Direct Sourcing Waste Generation Services Transfer, Storage & Treatment Disposa l Infrastructure Support LTL Logistics (1) Source: Environmental Business Journal, Volume XXIX October 2016

6 Hazardous Waste is Generated by Diverse End Markets Acids, Caustics, Heavy Metals, Emission Control Dust, Plant Process Waters and Sludges Industry Vertical/Source Example Waste Streams Drilling Waste, Mercury, Crucible Waste, NORM Refinery Tank Bottoms and Catalysts Unused Household Chemicals, Off - Spec Retail Products, Laboratory Chemicals PCB Transformers, Power Plant Decommissioning Wastes PCBs. Hazardous and Radioactive Wastes from DOD, Superfund, EPA and other agencies Manufacturing (Chemical, General and Metal) % 2017 T&D Revenues 46% 6% 4% 11% Other Industries 12% 3% Containerized Waste from Various Industries 13% Contaminated Soils from Clean - Up Projects and On - going Waste from Pipeline and Terminal Operations Remediation and Transportation 5% Refining Government Utilities Mining, E&P Exploration Broker/TSDF

7 US Ecology Focuses on the Most Complex Waste Streams Waste Stream Pricing Continuum Price per Ton MSW LLRW Refinery Sludges / Catalysts Hazardous Containerized Fission Products / SNM Hazardous Debris NORM PCB / Hazardous Solids High Low Volume Low High Non Haz / State Regulated TENORM Heavy Metals High Level Radium 7

8 (4) Mexico Canada (2) (2) United States Treatment & Recycling (22) Disposal Sites (5 Haz, 1 Radioactive (Class A, B, C) Service Centers (15) Headquarters Retail Satellites (13) Acquire Valuable Assets to Create a National TSDF Footprint Expand Permits and Services to Broaden Capabilities Invest in Infrastructure to Diversify Business Model and Increase Flexibility Support Customer Needs and Execute on Growth Initiatives Transformation into a Leading Provider of Comprehensive Environmental Services Dynecol ENVIRONMETAL SERVICES INC e VOQUA Vernon A Decade of Progress ES & H of Dallas

9 Provides hazardous and non - hazardous materials management services at Company - owned treatment and disposal facilities Services include waste disposal, treatment, recycling and transportation Key assets include: ― Hazardous waste landfills ― Commercially licensed radioactive waste landfill ― Treatment and Recycling facilities 9 Field Services: Provides packaging, collection and waste management solutions at customer sites and our 10 - day storage facilities as well as emergency and spill response Small Quantity Generation (“SQG”) ― Retail Services ― LTL Collection ― Lab pack ― Household Hazardous Waste (“HHW”) Total Waste Management Transportation and Logistics Remediation Industrial Services: Provides specialty cleaning, maintenance and excavation services at customers’ industrial sites as well as emergency response services and transportation. Cost center providing sales and administrative support across segments Segment Overview 1 See definition and reconciliation of Adjusted EBITDA and Adjusted earnings per share on pages 32 - 42 of this presentation Revenue: $366.3 million (73%) Adjusted EBITDA 1 : $146.4 million Adjusted EBITDA Margin: 40% Environmental Services (“ES”) Field & Industrial Services (“FIS”) Corporate 2017 Statistics for ES Revenue: $137.7 million (27%) Adjusted EBITDA 1 : $14.7 million Adjusted EBITDA Margin: 11% 2017 Statistics for FIS Adjusted EBITDA 1 : ($47.3 million) 2017 Statistics for Corporate

10 Coast to Coast Disposal Network ■ Facilities Positioned throughout North America • 5 Haz / Non - Haz Landfills (All Co - Located with Treatment) • 1 Radioactive Waste Landfill (Class A, B, C) ■ Located near Industrial Centers in the West, Northeast, Midwest and Gulf Regions ■ Broad Range of Permits and Acceptance Criteria ■ Infrastructure to Support High Volume Transfer ■ Rail and Truck Access Idaho (Grand View) Washington (Richland) Radioactive Landfill Michigan (Belleville) Nevada (Beatty) Texas (Robstown) Stablex (Quebec - Blainville)

11 Long - lived Facilities with Significant Capacity Location Total Acreage Permitted Airspace (Cubic Yards) Non - Permitted Airspace (Cubic Yards) Estimated Life (Years) Services Provided Beatty, Nevada 480 8,372,147 - 33 Hazardous and non - hazardous industrial, RCRA, TSCA and certain NRC - exempt (NORM) radioactive waste Robstown, Texas 873 10,658,713 - 31 Hazardous and non - hazardous industrial, RCRA, PCB remediation and certain NRC - exempt (LARM and NORM/NARM) radioactive waste. Rail transfer station Grand View, Idaho 1,411 10,354,623 18,100,000 233 Hazardous and non - hazardous industrial, RCRA, TSCA, and certain NRC - exempt (NORM/NARM, Technologically Enhanced NORM (TENORM)) radioactive waste. Rail transfer station Belleville, Michigan 455 11,829,818 - 30 Hazardous and non - hazardous industrial, RCRA, TSCA, and certain NRC - exempt (NORM/NARM, Technologically Enhanced NORM (TENORM)) radioactive waste. Rail transfer station Blainville, Québec, Canada 350 5 ,432,637 - 29 Inorganic hazardous liquid and solid waste and contaminated soils. Direct rail access Richland, Washington 100 547,125 - 38 LLRW disposal facility accepts Class A, B, and C commercial LLRW, NORM/NARM and LARM waste Total 4 7,195,063 18,100,000

12 Large Treatment Network ■ Facilities throughout the Northeast, Midwest, West, South and Gulf regions ■ Five co - located with disposal facilities ■ Ability to manage a wide range of liquid and solid waste streams ■ Broad range of de - characterization and de - listing capabilities ■ State - of - the - art air handling 15 Treatment Facilities Located at Landfills • Idaho • Michigan • Nevada • Quebec • Texas Standalone • Michigan (2) • Ohio • Penn. • Illinois • Alabama • Oklahoma • Florida • Ontario • California Michigan (Detroit) Treatment / Stabilization and WWT Ohio, Penn. and Illinois Liquid and Solid Waste Treatment Nevada (Beatty) Treatment / Stabilization

13 Recycling ■ Seven recovery / recycling operations in the Gulf, Midwest, Northeast and Southern Regions ■ Market Oriented Solutions: ▪ Thermal Desorption – Oil / Catalyst Recovery ▪ Solvent Distillation – Airline De - icing, Other Solvents ▪ Mobile Distillation – On - site Solvent Recovery for Manufacturing facilities in the South and Midwest ▪ Selective Precipitation – Valuable Metals Recovery Resource Recovery Glycol & NMP Solvent Recycling (MI) Two Airport Recovery Sites (MN & PA) Texas (Robstown) Thermal Recycling North Carolina (Mt. Airy) Mobile Solvent Recovery – South & Midwest Pennsylvania (York) Ohio (Canton) Selective Precipitation Metals Recovery

14 Event Business Leverages Recurring Base Business Assets Base Business % of 2017 T&D Revenue Key Drivers Project Examples Overall industrial production and regulatory environment for hazardous waste Multi - site long term contracts, plant maintenance activities Commercial activity including redevelopment and plant expansions, liability cleanup, environmental enforcement, government funding On - going industrial processes that regularly generate waste Multi - year contract with USACE Large site cleanups spanning a few days to multiple years with total volumes greater than 1,000 tons 78% 22% Contract Structure Typically 1 - year in length, with renewal provisions and pricing escalators Typically exclusive contracts for certain types of services Contractual terms can vary depending on the project Event Business Processes waste at pre - determined prices Small cleanups with volumes of less than 1,000 tons

15 48% 50% 56% 59% 61% 65% 60% 71% 75% 81% 78% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% $0 $50 $100 $150 $200 $250 $300 $350 $400 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 ES Base T&D ES Event T&D ES Transportation % ES Base/Recurring Building Our Recurring Revenue Focus on Growing Base Business ■ Continued investment to grow base treatment & disposal (T&D) • Lean/Focused sales • Hybrid broker/Direct channel • Permit modifications • Infrastructure expansion ■ Positioned for event business (“Surge Capacity”) Note: Reflects the T&D revenue associated with acquisitions on an “as reported” basis. EQ Acquisition Stablex Acquisition

16 Field Services Remediation Management of remedial construction projects from start to finish Retail End - to - end management of retail hazardous waste programs Transportation & Logistics Transport of waste from point of generation to ultimate disposal Lab Pack Small quantity chemical management services LTL / HHW Household hazardous waste collection and Less - than - truckload container management Managed Services Outsourced management, tracking and reporting all waste streams for generators Small Quantity Generator Services Other Field Services

17 Organic & Inorganic Growth Opportunities Build on Robust Waste Handling Infrastructure Leverage Regulatory Expertise Provide Unequalled Customer Service Generate Sustainable Increases in EPS and Cash Flow Focus on High Value Waste Streams Build base business Increase win rate on clean - up project pipeline Drive volumes to profit from inherent operating leverage Target high margin, niche waste streams Develop new markets and services; cross - sell Expand current permit capabilities Seek new permits for service expansion Capitalize on evolving regulatory environment Take advantage of cross - border, import - export expertise Introduce new treatment technologies Maximize throughput at all facilities Utilize transportation assets Expand thermal recycling Investing in our IT Systems Customer - centric focus Listening to customers is critical to success Identify innovative and technology - driven solutions for customer challenges Disciplined Buy or Build Strategy Expand disposal network, customer base and geographic footprint Invest in services that drive growth and margin to Environmental Services Business Select greenfield opportunities Preserve flexibility Execute on Marketing Initiatives

18 Financial Overview

19 ($ in Millions) Revenue Growth (YoY) $169 $201 $504 $408 $0 $100 $200 $300 $400 $500 $600 2012 2013 2014 2015 2016 2017 2018 Total Company (cont. ops.) Divested Business YTD Q3’18 Revenue 9% 19% 122% 23% - 5% (1) Based on YoY comparison excluding APV Revenue Trends $410 $37 $504 $59 $478 $447 $563 2018 Guidance Range $ 550 $ 570 5% (1)

20 ($ in Millions) $26 $32 $38 $26 $49 $36 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2012 2013 2014 2015 2016 2017 2018 Total Company (cont. ops.) Divested Business Net Income Net Income & Adj. EBITDA (1) See definition and reconciliation of Adjusted EBITDA and Pro Forma adjusted EBITDA on pages 32 - 42 of this presentation (2) Based on 2015, 2016 & 2017 margins (includes $2.2 million, $637,000 and $500,000 of business development expenses, respectively) (3) Includes an income tax benefit of approximately $23.8 million related to tax reform $58 $71 $114 $92 $0 $25 $50 $75 $100 $125 $150 2012 2013 2014 2015 2016 2017 2018 Total Company (cont. ops.) Divested Business $104 $120 ($ in Millions) Adj. EBITDA (1) 34% 24% 22% 24% Adj. EBITDA Margin (2) 35% 2018 Guidance Range $125 $ 130 $34 $109 $125 (3) 23% YTD Q3‘18 $113 YTD Q3‘18

21 Strong Free Cash Flow Cash on hand: $26.1 million Net Borrowing’s outstanding: $ 250.9 million Free Cash Flow (1) ($ in Millions) $27 $30 $47 $41 (2) $41 $48 $48 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 $55 $60 2012 2013 2014 2015 2016 2017 2018 YTD Q3‘18 $56 $60 2018 Guidance Range Future growth and stable operations Attractive Dividend $0.72 - Yield ~ 1.1% Cash and Debt (as of 9/30/18 ) (1) Free cash flow is calculated as net income plus/(minus) foreign currency losses/(gains), plus non - cash impairment charges, plus non - cash write - offs of deferred financing fees, plus depreciation and amortization, plus stock compensation expenses, plus closure/p ost - closure accretion/adjustments, less capital expenditures. See reconciliations on pages 43 & 44. (2) 2015 Free Cash flow, excluding the Allstate PowerVac business which was sold on November 1, 2015, was approximately $45 milli on.

22 • Total revenue of $504.0 million, compared with $477.7 million in 2016 ― ES Segment revenue was $366.3 million, compared with $337.8 million in 2016 ― FIS Segment revenue was $137.7 million, compared with $139.9 million in 2016 • Gross profit of $153.1 million, up from $147.6 million in 2016 ― ES gross profit of $135.0 million, up from $126.8 million in 2016 ― FIS gross profit of $18.2 million, down from $20.8 million in 2016 • SG&A of $84.5 million compared with $77.6 million in 2016 ― Higher labor and incentive compensation ― $1.1 million for property tax assessment for 2015 – 2017, Company is appealing ― Lower bad debt expense • Net income was $49.4 million, or $2.25 per diluted share, up from $34.3 million, or $1.57 per diluted share, in 2016 • Adjusted EBITDA 1 was $113.8 million, compared with $112.8 million in 2016 • Adjusted EPS 1 of $1.72 per share, up from $1.53 per share in 2016 22 2017 Financial Review 1 See definition and reconciliation of adjusted earnings per share and adjusted EBITDA on pages 32 - 42 of this presentation or attached as Exhibit A to our earnings release filed with the SEC on Form 8 - K 73% 27% 2017 Revenue by Segment ES FIS 71% 29% 2016 Revenue by Segment ES FIS

23 2017 Financial Review Percent Change 2017 2016 2017 vs. 2016 Chemical Manufacturing 17% 13% 37% Metal Manufacturing 16% 16% 8% General Manufacturing 13% 14% -2% Broker / TSDF 13% 15% -8% Refining 11% 11% 11% Government 6% 6% 14% Utilities 4% 4% -7% Transportation 2% 3% -6% Mining, Exploration and Production 3% 3% 12% Waste Management & Remediation 3% 2% 23% Other 12% 13% 9% Base Event Metal Manufacturing 3% 101% Broker / TSDF -7% -40% General Manufacturing 10% -51% Chemical Manufacturing 18% 73% Refining 14% -3% Government -4% 25% Utilities -2% -12% Mining and E&P 12% 10% Transportation -15% 162% Waste Management & Remediation 20% 34% Other 4% 32% Environmental Services T&D Revenue by Industry Percent of Total Environmental Services T&D Revenue by Industry % Change - 2017 vs. 2016

24 • Total revenue of $408.4 million , up 10% from $370.3 million for the same period last year ― ES revenue of $292.6 million , up from $268.6 million for the same period last year ▪ 7% increase in T&D revenue; 15% increase in transportation revenue ― FIS revenue of $115.8 million , up 14% from $101.8 million for the same period last year • Gross profit of $124.4 million , up 18% from $105.5 million for the same period last year ― ES gross profit of $108.3 million , up from $92.5 million for the same period last year ▪ T&D margin of 42%, up from 38% for the same period last year ― FIS gross profit of $16.1 million , up from $13.0 million for the same period last year • SG&A of $67.0 million compared with $62.2 million for the same period last year driven primarily by higher labor and incentive compensation and higher professional consulting services, partially offset by lower property taxes • Operating income of $53.7 million , up 24% from $43.3 million for the same period last year • Net interest expense of $8.7 million , down from $15.3 million for the same period last year ― $5.5 million write - off of deferred financing costs in April 2017 and a lower interest rate • Net income of $35.9 million , or $1.63 per diluted share, compared with $18.6 million , or $0.85 per diluted share, for the same period last year • Adjusted EPS 1 of $1.67 per diluted share compared with $0.99 per diluted share for the same period last year • Adjusted EBITDA 1 of $91.8 million , up 18% from $78.1 million for the same period last year 24 Q3 - 18 YTD Highlights 1 See definition and reconciliation of adjusted earnings per share and adjusted EBITDA on pages 32 - 42 of this presentation or attached as Exhibit A to our earnings release filed with the SEC on Form 8 - K

25 25 Q3 - 18 YTD Financial Review Percent Change Q3-18 YTD Q3-17 YTD Q3-18 YTD vs. Q3-17 YTD Chemical Manufacturing 16% 16% 6% Metal Manufacturing 16% 16% 9% General Manufacturing 12% 13% -7% Broker / TSDF 13% 13% 8% Refining 11% 11% 2% Government 6% 6% 11% Utilities 3% 4% -13% Transportation 3% 3% 6% Mining, Exploration and Production 2% 3% -12% Waste Management & Remediation 3% 3% 26% Other 15% 12% 16% Base Event Metal Manufacturing 3% 108% Broker / TSDF 9% -74% General Manufacturing 1% -74% Chemical Manufacturing 19% -11% Refining 13% -37% Government 11% 11% Utilities -13% -12% Mining and E&P 7% -82% Transportation 22% -67% Waste Management & Remediation 21% 38% Other 9% 44% Environmental Services T&D Revenue by Industry Percent of Total Environmental Services T&D Revenue by Industry % Change - Q3-18 YTD vs. Q3-17 YTD

26 Financial Policy Overview 26 Acquisition Strategy Conservative and targeted approach to acquisitions, centering around treatment and disposal assets and complementary services Focused on filling in service gaps across the value chain and leveraging core competencies to service generators of regulated and specialty waste Company continues to evaluate acquisitions on an opportunistic basis Organic Growth Strategy Generate sustainable increases in revenues, earnings and free cash flow by executing on marketing initiatives, leveraging regulatory expertise, building on the Company’s robust waste handling infrastructure Continued integration of T&D and services will augment and sustain growth Overall 2017 - 2021 Net Sales CAGR of 4.8% driven primarily by growth in services revenue, with modest increases per annum in T&D revenue Target Capital Structure Target leverage of mid - 3x for the right strategic opportunity Absent large M&A opportunities, continue to de - lever and reach 2.0x total leverage Dividend & Share Repurchase Policy ECOL’s dividend policy is reviewed annually by the board of directors who approves levels based on free cash flow and ongoing cash needs Company does not anticipate any changes to its existing dividend policy or payout at this time $25 million share repurchase program was extended in June 2018 and will remain in effect through June 2020. No changes to the current policy are expected at this time

27 27 Financial Position & Cash Flow Metrics • Net borrowings on credit agreement = $250.9 million • Working capital = $101.3 million • YTD cash generated from operations = $55.5 million • YTD capital expenditures = $25.8 million • YTD dividends paid = $11.8 million • YTD free cash flow 1 = $48.5 million 1 See reconciliation of free cash flow on pages 43 & 44 of this presentation (in thousands) September 30, 2018 December 31, 2017 Assets Current Assets: Cash and cash equivalents 26,076$ 27,042$ Receivables, net 137,956 110,777 Other current assets 19,717 9,138 Total current assets 183,749 146,957 Long-term assets 669,425 655,119 Total assets 853,174$ 802,076$ Liabilities and Stockholders’ Equity Current Liabilities: Accounts payable, accrued liabilities, income taxes payable 67,931$ 54,968$ Deferred revenue 12,072 8,532 Current portion of closure and post-closure obligations 2,401 2,330 Total current liabilities 82,404 65,830 Long-term closure and post-closure obligations 75,847 73,758 Long-term debt 277,000 277,000 Other liabilities 64,082 61,411 Total liabilities 499,333 477,999 Stockholders’ Equity 353,841 324,077 Total liabilities and stockholders' equity 853,174$ 802,076$ Working Capital 101,345$ 81,127$ Selected Cash Flow Items: 2018 2017 Net cash provided by operating activities 55,496$ 49,365$ Free cash flow 1 48,465$ 31,732$ Nine Months Ended September 30,

28 28 2018 Business Outlook • ES Segment performance being led by Base Business ― Base Business growth targeted at 5 - 7% for year ▪ Fourth quarter expected in the low single digits compared to year ago hurricane recovery quarter ― Event Business to be down slightly for 2018 • FIS Segment growth to continue • Earnings Guidance Revised Upward ― Adjusted EBITDA 1 expected to range from $125 to $130 million ▪ Previously issued guidance was $122 million to $128 million ― Adjusted EPS now expected to range from $2.28 to $2.44 ▪ Previously issued guidance was $2.15 to $2.34 per share ― Revenue now expected to range from $ 550 to $ 570 million ▪ ES Segment revenue expected to range from $395 to $407 million ▪ FIS Segment revenue expected to range from $155 to $163 million • Capital Expenditures expected to range from $42 million to $45 million ― Upward revision reflects newly acquired operations and other growth capital deployment

29 29 Preliminary 2019 Outlook • Continued growth in industrial economy, no slow down in sight • Base Business growth of 3 to 5%, on top of strong 2018 results • Event Business growth in low single digits ― Pipeline visibility is typically low this far out ― Contracted projects expected to replace 2018 completed projects and show slight growth • Field and Industrial Services revenue growth in high single/low double digits ― Accounts for new contracts wins in 2018 ― Includes full year (eight additional months) of acquired operations • Capital expenditures budget to increase to $50 to $55 million ― Increased landfill development capital spending ― Continued opportunities to deploy high return growth capital • Expecting solid growth in 2019 over 2018 levels

30 Experienced Management Team with Proven Ability to Execute Valuable Landfill Position within the Industry Broad Set of Blue Chip Customers from a Wide Range of Industries Strong Cash Flow Highly Strategic Assets and Broad Geographic Reach US Ecology Investment Highlights High Proportion of Recurring Revenue Limiting Cyclicality Highly Regulated Industry that Requires Expertise

31 Appendix

32 US Ecology reports adjusted EBITDA, Pro Forma adjusted EBITDA, adjusted earnings per diluted share and free cash flow results, which are non - GAAP financial measures, as a complement to results provided in accordance with generally accepted accounting principles in the United States (GAAP) and believes that such information provides analysts, stockholders, and other users information to better understand the Company’s operating performance . Because adjusted EBITDA, Pro Forma adjusted EBITDA, adjusted earnings per diluted share and free cash flow are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations they may not be comparable to similar measures used by other companies . Items excluded from adjusted EBITDA, Pro Forma adjusted EBITDA, adjusted earnings per diluted share and free cash flow are significant components in understanding and assessing financial performance . Adjusted EBITDA, Pro Forma adjusted EBITDA, adjusted earnings per diluted share and free cash flow should not be considered in isolation or as an alternative to, or substitute for, net income, cash flows generated by operations, investing or financing activities, or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity . Adjusted EBITDA, Pro Forma adjusted EBITDA, adjusted earnings per diluted share and free cash flow have limitations as analytical tools and should not be considered in isolation or a substitute for analyzing our results as reported under GAAP . 32 Non - GAAP Financial Measures

33 Adjusted EBITDA The Company defines adjusted EBITDA as net income before interest expense, interest income, income tax expense, depreciation, amortization, stock based compensation, accretion of closure and post - closure liabilities, foreign currency gain/loss, non - cash impairment charges and other income/expense, which are not considered part of usual business operations . Pro Forma Adjusted EBITDA The Company defines Pro Forma adjusted EBITDA as adjusted EBITDA (see definition above) plus business development expenses incurred during the period . We believe Pro Forma adjusted EBITDA is helpful in understanding our business and how it relates to our 2018 guidance which does not include business development expenses . Adjusted Earnings Per Diluted Share The Company defines adjusted earnings per diluted share as net income adjusted for the after - tax impact of the non - cash impairme nt charges, the impact of discrete income tax adjustments, the after - tax impact of the gain on the issuance of a property easement, the after - ta x impact of non - cash write - off of deferred financing fees related to our former credit agreement, the after - tax impact of business development costs, and non - cash foreign currency translation gains or losses, divided by the number of diluted shares used in the earnings per share calculation. Impairment charges excluded from the earnings per diluted share calculation are related to the Company’s assessment of goodwi ll and intangible assets associated with its mobile recycling business. The property easement gain relates to the issuance of an easement on a sma ll portion of owned land at an operating facility which should not hinder our future use. The discrete income tax adjustments relate to the imple men tation of tax planning strategies that resulted in one - time favorable adjustments to prior year income tax returns. The non - cash write - off of deferred financing fees relates to the write - off of the remaining unamortized fees associated with our former credit agreement which was refinanced in April 2017. Business development costs relate to expenses incurred to evaluate businesses for potential acquisition or costs related to closing and integratin g s uccessfully acquired businesses. The foreign currency translation gains or losses excluded from the earnings per diluted share calculation are rel ate d to intercompany loans between our Canadian subsidiaries and the U.S. parent which have been established as part of our tax and treasury management str ategy. These intercompany loans are payable in Canadian dollars (“CAD”) requiring us to revalue the outstanding loan balance through our c ons olidated income statement based on the CAD/United States currency movements from period to period. We believe excluding the non - cash impairment charges, the discrete income tax adjustments, the gain on issuance of a property ea sement, the after - tax impact of the non - cash write off of deferred financing fees, the after - tax impact of business development costs, and non - cas h foreign currency translation gains or losses provides meaningful information to investors regarding the operational and financial performance of the Company. Free Cash Flow The Company defines free cash flow as net income plus non - cash impairment charges, plus depreciation and amortization, plus non - cash write - off of deferred financing fees related to our former credit agreement, plus accretion and non - cash adjustments of closure and post - closure obligations, plus stock - based compensation, plus/(minus) foreign currency loss/(gain), less capital expenditures . 33 Non - GAAP Financial Measures - Definitions

34 34 Financial Results: 2017 vs. 2016 1 Includes pre - tax Business Development expenses of $500,000 and $637,000 for the year ended December 31, 2017 and 2016, respectiv ely. (in thousands, except per share data) 2017 2016 $ Change % Change Revenue $ 504,042 $ 477,665 $ 26,377 5.5% Gross profit 153,127 147,595 5,532 3.7% SG&A 1 84,466 77,566 6,900 8.9% Impairment charges 8,903 - 8,903 n/m Operating income 1 59,758 70,029 (10,271) -14.7% Interest expense, net (18,095) (17,221) (874) 5.1% Foreign currency gain (loss) 516 (138) 654 -473.9% Other income 791 2,631 (1,840) -69.9% Income before income taxes 42,970 55,301 (12,331) -22.3% Income tax expense (6,395) 21,049 (27,444) -130.4% Net income $ 49,365 $ 34,252 $ 15,113 44.1% Earnings per share: Basic $ 2.27 $ 1.58 $ 0.69 43.7% Diluted $ 2.25 $ 1.57 $ 0.68 43.3% Shares used in earnings per share calculation: Basic 21,758 21,704 Diluted 21,902 21,789 Year Ended December 31,

35 35 Financial Results: 2017 vs. 2016 1 Includes pre - tax Business Development expenses of $500,000 and $637,000 for the year ended December 31, 2017 and 2016, respectiv ely. (in thousands) 2017 2016 $ Change % Change Adjusted EBITDA / Pro Forma adjusted EBITDA Reconciliation Net income 49,365$ 34,252$ Income tax expense (6,395) 21,049 Interest expense, net 18,095 17,221 Foreign currency (gain) loss (516) 138 Other income (791) (2,631) Depreciation and amortization 28,302 25,304 Amortization of intangibles 9,888 10,575 Stock-based compensation 3,933 2,925 Accretion and non-cash adjustments of closure & post-closure obligations 3,026 3,953 Impairment charges 8,903 - Adjusted EBITDA 1 113,810$ 112,786$ 1,024$ 0.9% Business development expenses 500 637 Pro Forma adjusted EBITDA 114,310$ 113,423$ 887$ 0.8% Adjusted EBITDA by Operating Segment: Environmental Services 146,371$ 139,698$ 6,673 4.8% Field & Industrial Services 14,709 16,342 (1,633) -10.0% Corporate 1 (47,270) (43,254) (4,016) 9.3% Total 113,810$ 112,786$ 1,024$ 0.9% Year Ended December 31,

36 36 Financial Results: 2017 vs. 2016 (in thousands, except per share data) Adjusted Earnings Per Share Reconciliation Income before income taxes Income tax Net income per share Income before income taxes Income tax Net income per share As reported 42,970$ 6,395$ 49,365$ 2.25$ 55,301$ (21,049)$ 34,252$ 1.57$ Adjustments: Plus: Impairment charges 8,903 - 8,903 0.41 - - - - Less: Impact of tax reform - (23,778) (23,778) (1.08) - - - - Plus: Non-cash write-off of deferred financing fees related to former credit agreement 5,461 (1,972) 3,489 0.16 - - - - Plus: Business development costs 500 (181) 319 0.01 637 (242) 395 0.02 Less: Gain on sale of divested business - - - - (2,034) 774 (1,260) (0.06) Non-cash foreign currency translation (gain) loss (1,124) 406 (718) (0.03) 88 (33) 55 - As adjusted 56,710$ (19,130)$ 37,580$ $ 1.72 53,992$ (20,550)$ 33,442$ $ 1.53 Shares used in earnings per diluted share calculation 21,902 21,789 Year Ended December 31, 2017 2016

37 37 Financial Results: Q3‘18 vs. Q3‘17 1 Includes pre - tax Business Development expenses of $ 189,000 and $330,000 for the three months ended September 30, 2018 and 2017, respectively. (in thousands, except per share data) 2018 2017 $ Change % Change Revenue $ 151,416 $ 134,054 $ 17,362 13.0% Gross profit 47,300 37,733 9,567 25.4% SG&A 1 23,649 22,444 1,205 5.4% Impairment charges 3,666 - 3,666 n/m Operating income 1 19,985 15,289 4,696 30.7% Interest expense, net (3,032) (2,765) (267) 9.7% Foreign currency gain (loss) (303) 275 (578) -210.2% Other income 177 234 (57) -24.4% Income before income taxes 16,827 13,033 3,794 29.1% Income tax expense 3,400 4,668 (1,268) -27.2% Net income $ 13,427 $ 8,365 $ 5,062 60.5% Earnings per share: Basic $ 0.61 $ 0.38 $ 0.23 60.5% Diluted $ 0.61 $ 0.38 $ 0.23 60.5% Shares used in earnings per share calculation: Basic 21,928 21,774 Diluted 22,099 21,931 Three Months Ended September 30,

38 38 Financial Results: Q3‘18 vs. Q3‘17 1 Includes pre - tax Business Development expenses of $ 189,000 and $330,000 for the three months ended September 30, 2018 and 2017, respectively. (in thousands) 2018 2017 $ Change % Change Adjusted EBITDA / Pro Forma Adjusted EBITDA Reconciliation Net income 13,427$ 8,365$ Income tax expense 3,400 4,668 Interest expense, net 3,032 2,765 Foreign currency (gain) loss 303 (275) Other income (177) (234) Depreciation and amortization 7,342 7,386 Amortization of intangibles 2,327 2,300 Stock-based compensation 1,193 995 Accretion and non-cash adjustments of closure & post-closure obligations 1,087 1,090 Impairment charges 3,666 - Adjusted EBITDA 1 35,600$ 27,060$ 8,540$ 31.6% Business development expenses 189 330 Pro Forma Adjusted EBITDA 35,789$ 27,390$ 8,399$ 30.7% Adjusted EBITDA by Operating Segment: Environmental Services 43,210$ 35,524$ 7,686 21.6% Field & Industrial Services 6,236 3,646 2,590 71.0% Corporate 1 (13,846) (12,110) (1,736) 14.3% Total 35,600$ 27,060$ 8,540$ 31.6% Three Months Ended September 30,

39 39 Financial Results: Q3‘18 vs. Q3‘17 (in thousands, except per share data) Adjusted Earnings Per Share Reconciliation Income before income taxes Income tax Net income per share Income before income taxes Income tax Net income per share As reported 16,827$ (3,400)$ 13,427$ 0.61$ 13,033$ (4,668)$ 8,365$ 0.38$ Adjustments: Plus: Impairment charges 3,666 - 3,666 0.17 - - - - Less: Discrete income tax adjustments - (1,704) (1,704) (0.08) - - - - Plus: Business development costs 189 (51) 138 - 330 (118) 212 0.01 Non-cash foreign currency translation gain (92) 25 (67) - (682) 244 (438) (0.02) As adjusted 20,590$ (5,130)$ 15,460$ $ 0.70 12,681$ (4,542)$ 8,139$ $ 0.37 Shares used in earnings per diluted share calculation 22,099 21,931 Three Months Ended September 30, 2018 2017

40 40 Financial Results: 9 mo. 2018 vs. 9 mo. 2017 1 Includes pre - tax Business Development expenses of $218,000 and $383,000 for the nine months ended September 30, 2018 and 2017, respectively. (in thousands, except per share data) 2018 2017 $ Change % Change Revenue $ 408,387 $ 370,345 $ 38,042 10.3% Gross profit 124,419 105,502 18,917 17.9% SG&A 1 67,037 62,158 4,879 7.8% Impairment charges 3,666 - 3,666 n/m Operating income 1 53,716 43,344 10,372 23.9% Interest expense, net (8,685) (15,338) 6,653 -43.4% Foreign currency gain (loss) (456) 521 (977) -187.5% Other income 2,493 537 1,956 364.2% Income before income taxes 47,068 29,064 18,004 61.9% Income tax expense 11,178 10,465 713 6.8% Net income $ 35,890 $ 18,599 $ 17,291 93.0% Earnings per share: Basic $ 1.64 $ 0.86 $ 0.78 90.7% Diluted $ 1.63 $ 0.85 $ 0.78 91.8% Shares used in earnings per share calculation: Basic 21,866 21,750 Diluted 22,027 21,893 Nine Months Ended September 30,

41 41 Financial Results: 9mo . 2018 vs. 9mo . 2017 1 Includes pre - tax Business Development expenses of $218,000 and $383,000 for the nine months ended September 30, 2018 and 2017, respectively. (in thousands) 2018 2017 $ Change % Change Adjusted EBITDA / Pro Forma adjusted EBITDA Reconciliation Net income 35,890$ 18,599$ Income tax expense 11,178 10,465 Interest expense, net 8,685 15,338 Foreign currency (gain) loss 456 (521) Other income (2,493) (537) Depreciation and amortization 20,991 21,007 Amortization of intangibles 6,925 7,586 Stock-based compensation 3,272 2,954 Accretion and non-cash adjustments of closure & post-closure obligations 3,242 3,245 Impairment charges 3,666 - Adjusted EBITDA 1 91,812$ 78,136$ 13,676$ 17.5% Business development expenses 218 383 Pro Forma adjusted EBITDA 92,030$ 78,519$ 13,511$ 17.2% Adjusted EBITDA by Operating Segment: Environmental Services 117,742$ 102,022$ 15,720 15.4% Field & Industrial Services 13,143 9,829 3,314 33.7% Corporate 1 (39,073) (33,715) (5,358) 15.9% Total 91,812$ 78,136$ 13,676$ 17.5% Nine Months Ended September 30,

42 42 Financial Results: 9mo . 2018 vs. 9mo . 2017 (in thousands, except per share data) Adjusted Earnings Per Share Reconciliation Income before income taxes Income tax Net income per share Income before income taxes Income tax Net income per share As reported 47,068$ (11,178)$ 35,890$ 1.63$ 29,064$ (10,465)$ 18,599$ 0.85$ Adjustments: Plus: Impairment charges 3,666 - 3,666 0.17 - - - - Less: TX land easement gain (1,990) 512 (1,478) (0.07) - - - - Less: Discrete income tax adjustments - (1,704) (1,704) (0.08) - - - - Plus: Non-cash write-off of deferred financing fees related to former credit agreement - - - - 5,461 (1,966) 3,495 0.16 Plus: Business development costs 218 (59) 159 0.01 383 (138) 245 0.01 Non-cash foreign currency translation (gain) loss 370 (100) 270 0.01 (1,197) 431 (766) (0.03) As adjusted 49,332$ (12,529)$ 36,803$ $ 1.67 33,711$ (12,138)$ 21,573$ $ 0.99 Shares used in earnings per diluted share calculation 22,027 21,893 Nine Months Ended September 30, 2018 2017

43 43 Free Cash Flow: 2017 vs. 2016 (in thousands) 2017 2016 Free Cash Flow Reconciliation Net income 49,365$ 34,252$ Impairment charges 8,903 - Impact of tax reform (23,778) - Non-cash write-off of deferred financing fees related to former credit agreement 5,461 - Depreciation and amortization 28,302 25,304 Amortization of intangibles 9,888 10,575 Accretion and non-cash adjustments of closure & post-closure obligations 3,026 3,953 Stock-based compensation 3,933 2,925 Foreign currency (gain) loss, after tax (718) 55 Capital expenditures (36,240) (35,696) Free Cash Flow 48,142$ 41,368$ Year Ended December 31,

44 44 Free Cash Flow: 9mo . 2018 vs. 9mo . 2017 (in thousands) 2018 2017 Free Cash Flow Reconciliation Net income 35,890$ 18,599$ Impairment charges 3,666 - Depreciation and amortization 20,991 21,007 Amortization of intangibles 6,925 7,586 Accretion and non-cash adjustments of closure & post-closure obligations 3,242 3,245 Non-cash write-off of deferred financing fees related to former credit agreement - 5,461 Stock-based compensation 3,272 2,954 Foreign currency (gain) loss, after tax 270 (766) Capital expenditures (25,791) (26,354) Free Cash Flow 48,465$ 31,732$ Nine Months Ended September 30,